Midland States Bancorp, Inc.
NASDAQ: MSBI

Fourth Quarter 2016 Earnings Call
and
Acquisition of Centrue Financial Corporation

Midland
States Bancorp, Inc.

Forward-Looking Statements. This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements express management's current expectations, forecasts of future events or long-term goals, and may be based upon beliefs, expectations and assumptions of Midland's and Centrue's management, are generally identifiable by the use of words such as "believe," "expect," "anticipate," "plan," "intend," "estimate," "may," "will," "would," "could," "should" or other similar expressions. All statements in this presentation speak only as of the date they are made, and neither Midland nor Centrue undertakes any obligation to update any statement. A number of factors, many of which are beyond the ability of Midland and Centrue to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others: (i) the possibility that any of the anticipated benefits of the proposed transaction between Midland and Centrue will not be realized or will not be realized within the expected time period; (ii) the risk that integration of operations of Centrue with those of Midland will be materially delayed or will be more costly or difficult than expected; (iii) the failure of the proposed transaction to close for any other reason; (iv) the effect of the announcement of the transaction on customer relationships and operating results; and (v) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning Midland and Centrue and their respective businesses, including additional factors that could materially affect Midland's and Centrue's financial results, are included in Midland's and Centrue's filings with the Securities and Exchange Commission.

Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include "Adjusted Return on Average Assets," "Adjusted Return on Average Tangible Common Equity," "Adjusted Diluted Earnings Per Share," "Adjusted Earnings," "Adjusted Earnings Available to Common Shareholders," "Yields on Loans Excluding Accretion Income" "Net Interest Margin Excluding Accretion Income," and "Tangible Book Value Per Share." The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company's funding profile and profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of these measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation.

Miscellaneous. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Market data used in this presentation has been obtained from independent industry sources and publications as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Midland has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Fourth Quarter 2016 Summary

Strong Earnings	Net income of $11.6 million or $0.72 per diluted share
Non-Core Items	$14.3 million gain from sale of CMO portfolio; $2.1 million charge related to branch network optimization; and $1.6 million in other integration and acquisition-related expenses
Loan Growth	Average loan balances increased by more than 20% on an annualized basis
Wealth Management	Expanded Wealth Management business with acquisition of Sterling Trust
Operational Excellence	Updated strategic plan to adopt Operational Excellence as a new strategic initiative

Business Unit Review - Love Funding

- Commercial FHA origination and servicing business focused on multifamily and healthcare facilities
- Long-term replacement reserve deposits for maintenance/capex of properties and escrow deposits are low-cost sources of funds
- Originated $159 million in rate lock commitments in 4Q16
- 4Q16 revenue impacted by loan mix and higher commission expense
- Average deposits related to servicing were $271 million in 4Q16

Loan Rate Locks



(in millions)
$80
$227
$281
$73
$159
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
Loan Rate Locks

Commercial FHA Revenue Mix



(in millions)
$3.0
$0.5
$2.5
$6.6
$0.3
$6.2
$8.5
$0.8
$7.8
$3.3
($0.5)
$3.8
$3.7
($0.2)
$3.9
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
Gain
Servicing

Business Unit Review - Residential Mortgage

- Residential mortgage loan origination and servicing
- $149 million in originations in 4Q16
- Residential mortgage banking revenue of $6.2 million in 4Q16 included the recapture of mortgage servicing rights totaling $3.6 million
- Q416 net gain on sale reflects seasonally lower activity relative to 3Q16

Net Gain on Sale



(in millions)
$108
$84
$133
$181
$149
$2.4
$2.7
$3.6
$4.8
$2.4
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
Net Gain on Sale
Total Production

Purchase / Refinance Mix



38%
37%
23%
41%
41%
62%
63%
77%
59%
59%
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
Purchase Production
Refinance Production

Business Unit Review - Heartland Business Credit

- Equipment leasing sourced from a network of equipment manufacturers and brokers
- Strong production with $29 million in originations
- Attractive yields - average rate (ex. accretion) on lease finance portfolio was 5.15% in the quarter
- 33% portfolio growth vs. 4Q15

New Originations



(in millions)
$29.2
$26.5
$32.8
$22.1
$29.1
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
New Originations

Lease Finance Portfolio



(in millions)
67% growth
$115
$144
$192
12/31/2014 *
12/31/2015
12/31/2016
Lease Finance Portfolio

* Date of acquisition

Business Unit Review – Wealth Management

- Wealth Management group offers Trust and Estate services, Investment Management, Financial Planning and Employer Sponsored Retirement Plans
- Assets under administration increased by $423 million or 34% from the end of 3Q16
  - Excluding the Sterling Trust company acquisition, assets under administration increased by $20 million or 2% from the end of 3Q16
- The Sterling Trust company acquisition closed in 4Q16 and contributed $403 million in additional assets under administration

Assets Under Administration



(in millions)
$1,181
$1,190
$1,198
$1,235
$1,658
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016

Wealth Management Revenue



(in millions)
$1.83
$1.79
$1.87
$1.94
$2.50
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016

Net Interest Income/Margin

- Net interest income declined 4.8% from 3Q16 primarily due to a $1.7 million decrease in interest income on investment securities as a result of the sale of the CMO portfolio
- Interest income on loans (excluding accretion income) increased $1.0 million from 3Q16
- Net interest margin, excluding accretion income, decreased by 22 basis points, primarily due to a decline in yield on investment securities

Net Interest Income



(in millions)
$26.5
$4.4
$22.1
$24.0
$1.9
$22.1
$28.0
$4.9
$23.1
$27.3
$2.6
$24.7
$26.0
$2.2
$23.8
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
Accretion Income
NII Excl. Accretion Income

NIM / NIM Excl. Accretion Income



4.19%
3.56%
3.80%
3.55%
4.20%
3.52%
4.00%
3.66%
3.70%
3.44%
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
NIM
NIM Excl. Accretion Income

Non-Interest Income

- $14.3 million gain on sale of investment securities resulting from sale of CMO portfolio
- Excluding gain on sale of investment securities, non-interest income was 8.4% higher than 3Q16
- All major fee generating business were up compared to 3Q16



Non-Interest Income
(in millions)
$12.8
$12.6
$14.0
$14.9
$30.5
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
Commercial FHA
Residential Mortgage
Wealth Management
All other, net

Non-Interest Expense and Operating Efficiency



Non-Interest Expense and Efficiency Ratio[1]
(Non-Interest expense in millions)
$27.7
$27.6
$30.9
$28.7
$34.1
69%
68%
67%
65%
77%
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
Non-Interest Expense
Efficiency Ratio

- Efficiency Ratio[1] increased to 77% in 4Q16 vs. 65% in 3Q16
- 4Q16 adjusted expenses
  - $2.1 million of charges related to branch network optimization
  - $1.6 million in other integration and acquisition-related expenses
- Excluding these items, non-interest expense was up 6.2% from 3Q16 due to higher salaries and benefits expense, as well as an increase in professional fees
- Non-interest expense runrate expected to range from $29 to $30 million per quarter in 2017

[1] Efficiency Ratio represents non-interest expenses, as adjusted, divided by the sum of fully taxable equivalent net interest income plus non-interest income, as adjusted. Non-interest expense adjustments exclude expense from the payoff of subordinated debt, net expense from the loss share termination agreement, branch network optimization plan charges and integration and acquisition expenses. Non-interest income adjustments exclude mortgage servicing rights impairment / recapture, FDIC loss sharing expense, accretion / amortization of the FDIC indemnification asset, gains or losses from the sale of investment securities, other-than-temporary impairment on investment securities and reversal of a contingent consideration accrual.

Loan Portfolio

- Total loans at quarter end increased by $7 million in 4Q16 vs. 3Q16
- Commercial loans impacted by unusually high level of advances at end of 3Q16 on a government guaranteed warehouse line of credit to a customer that originates commercial FHA loans
- Excluding advances on this line, total loan portfolio increased at a annualized rate of 12.5% in 4Q16

Loan Portfolio Mix

(in millions, as of quarter-end)

	4Q 2016	3Q 2016	4Q 2015
Commercial	$ 458	$ 545	$ 500
Commercial real estate	970	956	877
Construction and land development	177	164	150
Residential real estate	254	217	163
Consumer	270	248	162
Lease financing	191	183	144
Total	**$ 2,320**	**$ 2,313**	**$ 1,996**

Total Loans

(in millions, as of quarter-end)



$1,996
$2,016
$2,161
$2,313
$2,320
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016

Total Deposits

- 4Q16 EOP total deposits impacted by fluctuations in deposit balances of commercial FHA warehouse line customer
- Outside of the deposits related to commercial FHA warehouse line customer, non-interest bearing, money market and savings deposits from other customers increased

Deposit Mix

(in millions, as of quarter-end)

	4Q 2016	3Q 2016	4Q 2015
Non-interest-bearing demand	$ 562	$ 629	$ 543
NOW	656	658	622
Money market	400	366	378
Savings	167	163	156
Time	400	421	447
Brokered	219	183	222
Total deposits	**$ 2,404**	**$ 2,420**	**$ 2,368**

Total Deposits

(in millions, as of quarter-end)



$2,368
$2,390
$2,355
$2,420
$2,404
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016

Asset Quality

- Non-performing loans increased by $1.7 million from 3Q16
- Net charge-offs totaled $3.1 million in 4Q16
- Recorded a provision for loan losses of $2.4 million in 4Q16

Non-performing Loans / Total Loans

(Total Loans as of quarter-end)



1.25%
0.93%
0.85%
1.29%
1.36%
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016

NCO / Average Loans



0.04%
0.51%
0.09%
0.11%
0.54%
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016

Midland States Bancorp Acquisition of Centrue Financial Corporation

Midland
States Bancorp, Inc.

Transaction Highlights

Scalable $1 Billion Franchise that Strengthens Existing Footprint

- Centrue is a 140+ year old $1 billion bank with deep ties to the communities it serves offering robust commercial, retail and mortgage banking services
- Midland further solidifies its position in its north/central Illinois and St. Louis markets and the combined entity would rank #1 and #2 by deposit market share in the Kankakee and Ottawa-Peru, IL MSAs, respectively
- Transaction creates the 6th largest Illinois-based bank by total assets(1)
- Centrue has a high quality, low-cost core deposit franchise with a weighted average cost of 0.18% for the LTM(2)

Strong Transaction Economics

- Financially attractive transaction utilizing no revenue enhancements
  - ~8-9% EPS accretion in 2018, first full year pro forma
  - TBV per share dilution < 1.5% at transaction close
  - TBV per share earnback of ~2 years using the crossover method
  - 16%+ IRR
- Capital ratios remain strong on a pro forma basis

Deal Execution

- Midland is deeply familiar with Centrue's operating markets and shares considerable overlap with Centrue's branch network (7 branches within 1.5 miles)(2)
- As a result of the overlap, in addition to other operating efficiencies, Midland anticipates achieving 40% cost savings on a fully phased-in basis
- Complementary corporate cultures and passionate focus on customer service
- This is Midland's 11th announced acquisition since 2008

Notes:
(1) Excludes Discover Financial Services and merger targets.
(2) Per SNL Financial and Centrue Financial Corporation's Earnings Presentation.

Centrue Financial Corporation Overview

Overview

- **Established in 1874, Centrue is a regional, full-service community bank**
  - Headquartered in Ottawa, Illinois
  - Offers commercial, retail and mortgage banking services
- **Branch network with solid market share in its core markets and foothold in two large markets**
  - Top 5 deposit market share in core markets (Kankakee and LaSalle Counties)
  - Strong fit with Midland States' market strategy
  - 20 bank branches (7 within 1.5 miles of MSBI branches[1])
- **Stable, low-cost deposit franchise**
  - LTM 18 bps cost of total deposits[1]
  - Weighted average life of core deposits of 7.3 years[1]
  - Core deposits account for 73% of total deposits[1],[2]
- **Healthy and growing loan portfolio**
  - 3 year compound annual growth rate of 10.1%[1]
  - NPAs/Assets of 0.68% and NPLs/Loans of 0.24%[1]

Branch Map[3]


Aurora
Cicero
Amboy
Naperville
Oak Lawn
Orland Park
Hammond
Mendota
Joliet
Walnut
Shorewood
Hobart
Crown Point
Wyanet
Morris
Manteno
Granville
Braidwood
Lowell
Dwight
Odell
Lacon
Toluca
Clifton
Hallock
Chillicothe
Minonk
Beaver City

Financial Highlights[1],[4]

Balance Sheet ($M)		Capital	
Assets	$977.8	TCE / TA	12.72%
Net Loans	$676.9	Tier 1 Common Ratio	13.77%
Deposits	$740.0	Total Capital Ratio	14.95%
Profitability		**Asset Quality**	
NIM	3.43%	NPAs/Assets	0.68%
ROAE	5.09%	LLR/Loans	1.30%
ROAA	0.64%	LLR/NPLs	545.6%
Efficiency Ratio	78.3%	NCOs/Avg. Loans	0.02%

Notes:
(1) Per SNL Financial and Centrue Financial Corporation's Earnings Presentation. Financials as of 12/31/2016.
(2) Core deposits defined as checking, savings, NOW and money market deposits.
(3) Centrue has one branch location in the St. Louis MSA which is not pictured.
(4) Financial data as of 12/31/16 and profitability is LTM as of 12/31/16

Centrue Financial Corporation's Recent Improvements

- Over the last several years, Centrue has committed significant resources to repositioning itself

Strengthened Balance Sheet	• Centrue was recapitalized via a private placement of common stock on 3/31/2015 • NPLs / Loans have declined from 5.08% at 12/31/13 to 0.24% at 4Q'16[1] • Improvement in balance sheet positioning occurred while simultaneously growing loans and maintaining an attractive core deposit profile – 23.9% loan growth since 12/31/14[1] – 9.5% core deposit growth since 12/31/14[2]
Improved Regulatory Position	• Termination of Joint Regulatory Agreement • Centrue is "well capitalized" compared to all regulatory capital thresholds
Protected Deferred Tax Asset	• Centrue reversed the valuation allowance on its $38.2M deferred tax asset in 4Q'15 • This transaction preserves 100% of the deferred tax asset (net balance of $35.4M at 9/30/2016) which will help to offset future taxable income
Improved Core Earnings Power	• Centrue's core earnings power started to improve in 2016 • Considering the overlap of the two franchises and Midland's intention to streamline the operating position of Centrue, there is opportunity for substantial operating synergies for the combined company on a go-forward basis

Notes:
(1) Per SNL Financial and Centrue Financial Corporation's Earnings Presentation.
(2) Core deposits defined as checking, savings, NOW and money market deposits.

Pro Forma Franchise

Overview

- 52 branches throughout Illinois, as well as 13 branches in Missouri and 1 in Colorado
- Transaction creates the 6th largest Illinois-based bank by total assets[(1)]
- $4.2 billion in assets[(2)]
- $3.0 billion in gross loans[(2)]
- $3.1 billion in deposits[(2)]

Pro Forma Deposit Market Share[(3)]

Illinois (Excluding Chicago MSA)

Rank	Institution	# of Branches	Total Deposits ($000)	Market Share (%)
1	First Busey Corp. (IL)	33	2,966,082	3.46
2	PNC Financial Services Group (PA)	46	2,875,029	3.35
3	Hometown Community Bncp Inc. (IL)	37	2,823,045	3.29
4	JPMorgan Chase & Co. (NY)	20	2,458,255	2.87
5	U.S. Bancorp (MN)	70	2,325,929	2.71
6	Regions Financial Corp. (AL)	56	2,268,487	2.65
7	First Mid-Illinois Bancshares (IL)	52	2,248,941	2.62
8	United Community Bancorp Inc. (IL)	47	2,044,099	2.38
9	**Pro Forma**	**43**	**1,880,360**	**2.19**
9	Heartland Bancorp Inc. (IL)	42	1,562,575	1.82
10	Banc Ed Corp. (IL)	19	1,527,912	1.78
11	**Midland States Bancorp Inc. (IL)**	**29**	**1,338,854**	**1.56**
35	**Centrue Financial Corporation (IL)**	**14**	**541,506**	**0.63**
	Total For Institutions In Market	**1,956**	**85,748,805**	**100.00**

Branch Map



Freeport
Rockford
Waukegan
Cedar Rapids
Elgin
Chicago
Clinton
Dixon
De Kalb
Aurora
Naperville
Gary
Davenport
Moline
Joliet
Muscatine
Ottawa
Kankakee
Burlington
Pontiac
Peoria
Fowler
Keokuk
Macomb
Pekin
Bloomington
Lincoln
Urbana
Danville
Quincy
Rushville
Springfield
Jacksonville
Charleston
Paris
Terre Haute
ILLINOIS
Effingham
Robinson
O'Fallon
St Peters
Edwardsville
Olney
St Louis
Oakville
Salem
Nashville
MSBI (46)
CFCB (20)

Diversified, Low Risk Loan Portfolio

Centrue Financial Loan Portfolio

- **Well diversified loan portfolio:**
  - Commercial loans represent more than 11% of loans
  - More than 20% growth in total loans since 1Q'15
  - Non-performing loans as of 12/31/16 represented 0.24% of total loans, down significantly from 5.08% at 12/31/13
- **The majority of commercial real estate loans are comprised of owner-occupied CRE**

Centrue Loan Growth



Loans ($M)
$700.0
$650.0
$600.0
$550.0
$500.0
$450.0
$400.0
$569.7
$587.0
$612.1
$645.8
$661.1
$657.9
$666.8
$685.8
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4

Midland States



8.3%
19.7%
11.6%
10.9%
7.6%
41.8%
Commercial
Commercial Real Estate
Construction & Land
Residential Real Estate
Consumer
Lease Financing

Centrue



0.5%
0.0%
11.7%
16.7%
8.0%
63.1%
Commercial
Commercial Real Estate
Construction & Land
Residential Real Estate
Consumer
Lease Financing

Pro Forma



6.4%
17.9%
9.1%
12.3%
7.7%
46.7%
Commercial
Commercial Real Estate
Construction & Land
Residential Real Estate
Consumer
Lease Financing

Notes:
Source: Centrue filings.
Note: Midland States Bancorp, Inc.'s and Centrue Financial Corp.'s financials based on BHC-GAAP data as of 12/31/2016.

Attractive Core Deposit Base

Centrue Financial Deposit Overview

- **140+ year presence in its core markets has provided Centrue with an attractive, stable core deposit base**
  - 18 bps LTM cost of total deposits(1)
  - 7.3 years weighted average life(1)
  - Non-time deposits of 73%(1)
- **The combined entity would rank #1 and #2 by deposit market share in the Kankakee and Ottawa-Peru, IL MSAs, respectively(2)**

LTM Cost of Deposits



0.40%
0.30%
0.20%
0.10%
0.00%
0.38%
0.18%
0.33%
MSBI
CFCB
Pro Forma

Midland States



23.4%
9.1%
16.6%
6.9%
16.6%
27.3%
Noninterest-bearing Deposits
NOW Accounts
Money Market Accounts
Savings Accounts
Time Deposits
Brokered Deposits

Centrue



12.4%
5.8%
14.6%
12.6%
16.3%
38.3%
Noninterest-bearing Deposits
NOW Accounts
Money Market Accounts
Savings Accounts
Time Deposits
Brokered Deposits

Pro Forma



20.8%
10.4%
15.7%
9.1%
21.7%
22.2%
Noninterest-bearing Deposits
NOW Accounts
Money Market Accounts
Savings Accounts
Time Deposits
Brokered Deposits

Notes:
Source: Centrue filings.
(1) Per 12/31/2016 earnings presentation.
(2) Per FDIC Summary of Deposits.
Note: Midland States Bancorp, Inc.'s and Centrue Financial Corp.'s financials based on BHC-GAAP data as of 12/31/2016.

Summary of Deal Terms

Aggregate Deal Value	• $175.1 million or $26.75 per share (total deal value includes cash consideration for outstanding equity awards) • Midland will also assume Centrue's outstanding preferred stock
Consideration Mix	• 65% Stock, 35% cash
Consideration Structure	• Centrue shareholders may elect to receive 0.7604 MSBI Shares or $26.75 in cash for each outstanding Centrue share, or a combination thereof (subject to proration based on achieving the aforementioned consideration mix)
Termination Fee	• $7.5 million termination fee payable by Centrue if deal terminated under certain circumstances • $2.5 million termination fee payable by Centrue or Midland if deal terminated due to such party's material breach of its representations, warranties or covenants
Pricing Ratios	• Price / Tangible Book Value: 140.9% • Price / 2018 Earnings + Cost Savings: 11.7x • Core Deposit Premium: 7.6%
Required Approvals	• Customary regulatory and shareholder approval for both Midland States and Centrue Financial
Minimum Equity	• If Centrue has total stockholders' equity less than $125.9 million(1) at closing the aggregate purchase price will be adjusted pro rata
Anticipated Closing	• Mid-2017

Notes:
(1) Refer to the definitive merger agreement for additional details related to possible adjustments.

Key Transaction Assumptions

Cost Saves & One Time Charges	• 40% of Centrue's non-interest expense base (fully realized in 2018 and beyond) • $18.2 million of one time deal charges, or 10.4% of total deal value
Fair Market Value Adjustments & Purchase Accounting	• 1.5% gross credit mark on outstanding loan balances • $775 thousand write-down on OREO • $600 thousand write-down on investment portfolio • 15.0% trust preferred securities mark, amortized over the remaining life using the straight line method • No impairment to Centrue's deferred tax asset is expected using current 382 limitation rules (including benefit of net unrealized built in gains)
Core Deposit Intangibles	• Core deposit intangible created equal to 1.5% of Centrue's non-time deposits, amortized over ten years using the sum of years digits method
Revenue Enhancements	• None assumed
Pro Forma Capital Ratios	• 8.0% TCE/TA • 8.9% Leverage Ratio • 8.7% Tier 1 Common Ratio • 10.4% Tier 1 Capital Ratio • 12.4% Total Risk Based Capital Ratio

Transaction Background

Experienced Acquirer

- Midland States is an experienced and disciplined buyer
- Including Centrue, Midland States has announced and/or completed 11 acquisitions, including:
  - Whole bank acquisitions
  - FDIC-assisted acquisitions
  - Out of market acquisitions
  - Non-bank acquisitions
- Track record of successful post-closing integration of systems and businesses

Extensive Due Diligence Process

- Extensive due diligence led by Midland States M&A and Credit teams
- Extensive credit due diligence, including review of:
  - 71% of outstanding loan balances
  - 96% of hotel loans
  - 91% of convenience store related loans
  - 84% of multifamily loans
  - 100% of OREO balances
- Analysis and review of deferred tax asset and the ability to utilize 100% of the asset to offset future taxable income
  - Analysis and review included the impact of, and potential changes to, current tax law
- Granular review of cost structure and transaction charges
- Thorough review of all regulatory, legal, operational, and compliance risks

Outlook

- Economic conditions in our markets remain healthy
- Expect to deliver 8-12% loan growth in 2017
- Expect solid loan and/or revenue growth in all key business areas
- Centrue Financial Corporation acquisition expected to further increase earnings power
- Incremental earnings growth to be generated through improved efficiencies
- 2017 expected to be another strong year of earnings growth and further value creation for shareholders

APPENDIX

MIDLAND STATES BANCORP, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
	For the Quarter Ended				
Adjusted Earnings Reconciliation					
Income before income taxes - GAAP	$ 19,907	$ 12,147	$ 10,473	$ 7,895	$ 10,507
Adjustments to other income:					
Gain on sales of investment securities, net	14,387	39	72	204	33
Other than-temporary-impairment on investment securities	-	-	-	(824)	-
FDIC loss-sharing expense	-	-	-	-	(212)
Amortization of FDIC indemnification asset, net	-	-	-	-	(39)
Reversal of contingent consideration accrual	-	-	350	-	-
Other income	20	-	-	-	-
Total adjusted other income	14,407	39	422	(620)	(218)
Adjustments to other expense:					
Expenses associated with payoff of subordinated debt	-	-	511	-	-
Net expense from loss share termination agreement	351	-	-	-	-
Integration and acquisition expenses	2,843	352	406	385	214
Total adjusted other expense	3,194	352	917	385	214
Adjusted earnings pre tax	8,694	12,460	10,968	8,900	10,939
Adjusted earnings tax	2,719	4,191	3,861	3,133	3,414
Adjusted earnings - non-GAAP	$ 5,975	$ 8,269	$ 7,107	$ 5,767	$ 7,525
Adjusted diluted EPS	$ 0.37	$ 0.52	$ 0.52	$ 0.47	$ 0.61
Adjusted return on average assets	0.74 %	1.06 %	0.93 %	0.79 %	1.04 %
Adjusted return on average shareholders' equity	7.25 %	10.32 %	10.66 %	9.79 %	12.90 %
Adjusted return on average tangible common equity	8.69 %	12.34 %	13.27 %	12.64 %	16.88 %
Yield on Loans					
Reported yield on loans	4.63 %	4.79 %	5.22 %	4.68 %	5.15 %
Effect of accretion income on acquired loans	(0.30) %	(0.41) %	(0.85) %	(0.30) %	(0.78) %
Yield on loans excluding accretion income	4.33 %	4.38 %	4.37 %	4.38 %	4.37 %
Net Interest Margin					
Reported net interest margin	3.70 %	4.00 %	4.20 %	3.80 %	4.19 %
Effect of accretion income on acquired loans	(0.26) %	(0.34) %	(0.68) %	(0.25) %	(0.63) %
Net interest margin excluding accretion income	3.44 %	3.66 %	3.52 %	3.55 %	3.56 %

Tangible Common Equity to Tangible Assets Ratio and Tangible Book Value Per Share

	As of				
(in thousands, except per share data)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Shareholders' Equity to Tangible Common Equity					
Total shareholders' equity—GAAP	$ 321,808	$ 321,790	$ 316,315	$ 238,561	$ 233,056
Adjustments:					
Noncontrolling interest in subsidiaries	(38)	(41)	(47)	(175)	(176)
Goodwill	(48,836)	(46,519)	(46,519)	(46,519)	(46,519)
Other intangibles	(7,187)	(5,391)	(5,905)	(6,424)	(7,004)
Tangible common equity	$ 265,747	$ 269,839	$ 263,844	$ 185,443	$ 179,357
Total Assets to Tangible Assets:					
Total assets—GAAP	3,233,723	3,247,727	3,021,784	2,898,080	2,884,824
Adjustments:					
Goodwill	(48,836)	(46,519)	(46,519)	(46,519)	(46,519)
Other intangibles	(7,187)	(5,391)	(5,905)	(6,424)	(7,004)
Tangible assets	$ 3,177,700	$ 3,195,817	$ 2,969,360	$ 2,845,137	$ 2,831,301
Common Shares Outstanding	15,483,499	15,404,423	15,402,946	11,804,779	11,797,404
Tangible Common Equity to Tangible Assets	8.36 %	8.44 %	8.89 %	6.52 %	6.33 %
Tangible Book Value Per Share	$ 17.16	$ 17.52	$ 17.13	$ 15.71	$ 15.20

Return on Average Tangible Common Equity (ROATCE)

	As of				
(in thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net Income	$ 11,583	$ 8,051	$ 6,789	$ 5,119	$ 7,695
Average total shareholders' equity—GAAP	$ 327,926	$ 318,909	$ 268,262	$ 236,921	$ 231,420
Adjustments:					
Noncontrolling interest in subsidiaries	(40)	(49)	(121)	(184)	(204)
Goodwill	(46,594)	(46,519)	(46,519)	(46,519)	(46,997)
Other intangibles	(7,718)	(5,656)	(6,184)	(6,740)	(7,324)
Average tangible common equity	$ 273,574	$ 266,685	$ 215,438	$ 183,478	$ 176,895
ROATCE	16.84 %	12.01 %	12.67 %	11.22 %	17.26 %

Successful Acquisition History

- Including Centrue, Midland States has announced 11 transactions since 2008, including FDIC-assisted, branch, whole bank, asset purchase, business line, and a New York trust asset acquisition
- Track record of successful post-closing integration of systems and businesses
- Demonstrated history of earnings expansion
- Deliberate diversification of geographies and revenue channels

	2008	2009	2009	2010	2010	2012	2013	2013	2014	2016	2017
	People's Natl. Bank	Waterloo Bancshares	Strategic Capital Bank	AMCORE BANK, N.A.	Westbridge Bank & Trust	EnablePay Direct, Inc.	Settlement Trust Group	Grant Park Bancshares	Love Savings / Heartland Bank	Sterling Bancorp	Centrue Financial Corp.
Acquisition Type	Branch	Whole Bank	FDIC-Assisted	Branch	FDIC-Assisted	Asset Purchase	Trust Admin.	Whole Bank	Whole Bank	Trust Admin.	Whole Bank
Assets Acquired ($M)	$29.6	$116.1	$540.4	$449.5	$84.7	-	-	$108.7	$889.0	-	$977.8
City, State	Mt. Vernon, IL	Waterloo, IL	Champaign, IL	Rockford, IL	Chesterfield, IL	Albertson, NY	Milwaukee, WI	Grant Park, IL	St. Louis, MO	Yonkers, NY	Ottawa, IL
			Financially Transformative	Operationally Transformative					Revenue Diversification		Solidifies Market Presence

Centrue Financial Highlights

	YTD Ended December 31		2016			
	2015	2016	Q1	Q2	Q3	Q4
Balance Sheet ($000)						
Total Assets	$ 961,218	$ 977,779	$ 969,017	$ 952,657	$ 1,000,083	$ 977,779
Total Loans[(1)]	645,806	685,775	661,082	657,941	666,795	685,775
Total Deposits	718,504	740,046	729,269	716,424	760,951	740,046
Profitability (%)[(2)]						
Net Income ($000)	42,602	6,316	918	2,128	1,055	2,215
ROAA	4.79	0.64	0.38	0.88	0.42	0.89
ROAE	60.29	5.09	3.03	6.96	3.35	6.97
Net Interest Margin	3.40	3.43	3.48	3.49	3.38	3.38
Efficiency Ratio	84.53	78.27	79.96	80.57	77.43	75.29
Capital Ratios (%)						
Risk-Based Capital Ratio	15.64	14.95	15.63	16.46	16.16	14.95
Leverage Ratio	12.10	11.49	11.72	12.17	12.22	11.49
Texas Ratio	11.40	5.01	10.13	7.10	5.95	5.01
Asset Quality (%)						
NPA's / Assets	1.50	0.68	1.34	0.98	0.79	0.68
NPL's / Loans	0.93	0.24	0.85	0.38	0.35	0.24
Delinquency Ratio	1.37	0.48	1.04	0.37	0.38	0.48
NCO's / Avg. Loans	(0.04)	0.00	(0.01)	0.01	(0.01)	0.02
Allowance / Gross Loans	1.33	1.30	1.36	1.36	1.35	1.30
Allowance / NPL's	143.02	545.59	158.97	353.33	388.50	545.59

Notes:
Source: Centrue Financial Corporation's Earnings Presentation.
(1) Includes loans held for sale.
(2) In Q4'15, Centrue reversed $38.2 million DTA valuation allowance.